UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

March 19, 2014
Date of Report (Date of earliest event reported)

KONARED CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-176429 (Commission File Number)	99-0366971 (IRS Employer Identification Number)

2829 Ala Kalani Kaumaka St., Suite F-133, Koloa, HI 96756
(Address of principal executive offices) (Zip Code)

Phone: (808) 212-1553
 (Registrant’s telephone number)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

KonaRed Corporation (the “Company”) (OTCQB: KRED) has recently become aware that third parties have been disseminating newsletters and/or other communications regarding the Company which contain claims and purported facts about the Company which were not provided by the Company and which have not have been posted on the Company’s website (www.konared.com);  nor filed to the Securities and Exchange Commission’s EDGAR website (www.sec.gov); nor disseminated by the Company through its own press releases (all of which are immediately posted to the Company’s website when released).  The Company has had no involvement in the preparation of such 3rd party reports or their dissemination.

Such third party communications may contain quotes taken out of context or statements falsely attributed to our senior management and factual assertions and claims about the Company, its products and its prospects, which we believe to be either unsupported or outright false or misleading. Investors should exercise extreme caution and should not accept as fact or rely upon claims made in newsletters or other communications from third parties which have not been sanctioned by the Company.

The Company hereby disclaims all such third party information, except where the Company has explicitly stated in its own materials that such third party materials have been sanctioned. The Company requests that investors refer to press releases issued directly by the Company and the websites www.konared.com, and www.sec.gov as being the accurate, timely, and authoritative sources for information regarding the Company. Only the Company’s own public disclosure and press releases should be relied upon.

Copies of all Current Reports on Form 8-K and press releases filed and issued by KonaRed Corporation from October 4, 2013, the date of our reverse merger which brought KonaRed operations into the Company, to current date, are attached hereto and/or listed in the Financials Statements and Exhibits section below.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 99.1	– Current Report on Form 8-K filed October 10, 2013*
Exhibit 99.2	– Current Report on Form 8-K/A filed November 19, 2013*
Exhibit 99.3	– Current Report on Form 8-K filed November 25, 2013*
Exhibit 99.4	– Current Report on Form 8-K filed December 18, 2013*
Exhibit 99.5	– Current Report on Form 8-K/A filed December 24, 2013*
Exhibit 99.6	– Current Report on Form 8-K filed January 10, 2014*
Exhibit 99.7	– Current Report on Form 8-K filed January 14, 2014*
Exhibit 99.8	– Current Report on Form 8-K filed January 17, 2014*
Exhibit 99.9	– Current Report on Form 8-K filed February 3, 2014*
Exhibit 99.10	– Current Report on Form 8-K/A filed February 3, 2014*
Exhibit 99.11	– Current Report on Form 8-K filed February 3, 2014*
Exhibit 99.12	– Current Report on Form 8-K filed February 5, 2014*
Exhibit 99.13	– Current Report on Form 8-K filed February 5, 2014*
Exhibit 99.14	– Current Report on Form 8-K/A filed March 4, 2014*
Exhibit 99.15	– Press Release issued October 15, 2013
Exhibit 99.16	– Press Release issued October 17, 2013
Exhibit 99.17	– Press Release issued October 28, 2013

Exhibit 99.18	– Press Release issued November 5, 2013
Exhibit 99.19	– Press Release issued November 7, 2013
Exhibit 99.20	– Press Release issued November 26, 2013
Exhibit 99.21	– Press Release issued December 16, 2013
Exhibit 99.22	– Press Release issued December 20, 2013
Exhibit 99.23	– Press Release issued January 6, 2014
Exhibit 99.24	– Press Release issued January 9, 2014
Exhibit 99.25	– Press Release issued January 15, 2014
Exhibit 99.26	– Press Release issued January 22, 2014
Exhibit 99.27	– Press Release issued January 27, 2014
Exhibit 99.28	– Press Release #1 issued January 28, 2014
Exhibit 99.29	– Press Release #2 issued January 28, 2014
Exhibit 99.30	– Press Release #1 issued February 4, 2014
Exhibit 99.31	– Press Release #2 issued February 4, 2014
Exhibit 99.32	– Press Release issued February 6, 2014
Exhibit 99.33	– Press Release issued February 14, 2014
Exhibit 99.34	– Press Release issued February 26, 2014
Exhibit 99.35	– Press Release issued March 3, 2014
Exhibit 99.36	– Press Release issued March 4, 2014
Exhibit 99.37	– Press Release issued March 10, 2014
Exhibit 99.38	– Press Release issued March 19, 2014
Exhibit 99.39	– Current Report on Form 8-K filed March 19, 2014*
*(incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONARED CORPORATION

/s/ Shaun Roberts
Shaun Roberts
President and CEO

March 19, 2014